UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

____________________________

Penumbra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

____________________________

Delaware	001-37557	05-0605598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penumbra Place Alameda, CA 94502
(Address of Principal Executive Offices)

(510) 748-3200

Registrant’s Telephone Number, Including Area Code

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 14, 2026, Penumbra, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Boston Scientific Corporation, a Delaware corporation (“Parent”), and Pinehurst Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent. Capitalized terms used but not defined herein shall the meanings given to them in the Merger Agreement.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.001 per share (collectively, the “Common Shares”) outstanding immediately prior to the Effective Time (but excluding Canceled Shares and Dissenting Shares) would be canceled and converted automatically into the right to receive, at the election of the holder thereof in accordance with, and subject to the terms, conditions and procedures set forth in Article II of the Merger Agreement, the following consideration (the “Merger Consideration”), in each case, without interest: (i) for each Common Share with respect to which an election to receive shares of common stock, par value $0.01 per share, of Parent (the “Parent Shares” and such election, a “Stock Election”) has been effectively made and not revoked, 3.8721 fully paid and non-assessable Parent Shares (the “Stock Consideration”); (ii) for each Common Share with respect to which an election to receive cash (a “Cash Election”) has been effectively made and not revoked, $374.00 in cash, without interest (the “Cash Consideration”); and (iii) for each Common Share other than Common Share as to which a Stock Election or a Cash Election has been effectively made and not revoked, the right to receive such Merger Consideration as is determined in accordance with Article II of the Merger Agreement, in each case of (i) through (iii) above, subject to the proration adjustments set forth in Section 2.02 of the Merger Agreement, such that the total number of Common Shares that shall be entitled to receive the Cash Consideration shall be equal to 73.26% of the aggregate number of Common Shares issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares), and the total number of Common Shares that shall be entitled to receive the Stock Consideration shall be equal to 26.74% of the aggregate number of Common Shares issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares), in each case, rounded to the nearest whole number.

In addition, at the Effective Time:

•	each outstanding and unexercised Company Option (other than any option granted under the Company ESPP), whether vested or unvested, with an exercise price per Common Share that is less than the sum (such sum, the “Equity Award Consideration Value”) of (x) $274.00 (the “Equity Award Cash Consideration”) and (y) the product of (1) 1.0353 Parent Shares (the “Equity Award Stock Consideration”) and (2) the average of the volume weighted averages of the trading prices of Parent Shares on the New York Stock Exchange (“NYSE”) on each of the ten consecutive trading days ending on the trading day that is two trading days prior to the Closing, shall be automatically canceled and converted into the right to receive (i) an amount in cash equal to the Equity Award Cash Consideration (the “Option Cash Consideration”), plus (ii) the Equity Award Stock Consideration. The per Share exercise price of such Company Option and any deduction and withholding under applicable tax laws (the amount of such exercise price per Company Option, together with any deductions and withholdings, the “Option Cost”) shall first reduce the Option Cash Consideration payable with respect to such Company Option until such Option Cash Consideration is zero, and next, if the Option Cost is greater than the Option Cash Consideration payable with respect to such Company Option (such excess, if any, the “Excess Option Cost”), the Equity Award Stock Consideration issuable with respect to such Company Option shall be reduced by a number of Parent Shares equal to (x) such Excess Option Cost divided by (y) the Parent stock price (as calculated in accordance with the terms of the Merger Agreement), rounded up to the nearest whole share;

•	each Company RSU which is outstanding as of immediately prior to the Effective Time that (i) was granted prior to January 1, 2026, (ii) was granted in respect of a performance period ending prior to January 1, 2026 (other than under any sales incentive plan), (iii) is vested but not yet settled as of immediately prior to the Effective Time, (iv) by its terms becomes vested in all respects as a result of the occurrence of the Closing or (v) is held by a non-employee member of the Board or a specified officer of the Company (collectively, the “Accelerated RSUs”), shall to the extent not vested, automatically vest and be cancelled and converted into the right to receive, subject to any reduction of the RSU Cost, (i) the Equity Award Cash Consideration and (ii) a number of Parent Shares equal to the Equity Award Stock Consideration (the “Equity Award Consideration”) for each Share underlying such Accelerated RSU. To the extent the Equity Award Consideration payable and issuable in respect of an Accelerated RSU is subject to deduction and withholding under applicable Tax Laws (the aggregate amount of such deductions and withholdings, the “RSU Cost”), such RSU Cost shall first reduce the Equity Award Cash Consideration payable with respect to such Accelerated RSU until such Equity Award Cash Consideration is zero, and next, if the RSU Cost is greater than the Equity Award Cash Consideration payable with respect to such Accelerated RSU (such excess, if any, the “Excess RSU Cost”), the Equity Award Stock Consideration issuable with respect to such Accelerated RSU shall be reduced by a number of Parent Shares equal to (x) such Excess RSU Cost divided by (y) the Parent Stock Price, rounded up to the nearest whole share; and

•	each outstanding Company RSU (including any Company RSU not yet formally granted that relates to an outstanding award under a sales incentive plan) that is not an Accelerated RSU shall automatically be deemed outstanding immediately prior to the Effective Time and any applicable performance condition for any incomplete performance periods shall be reasonably assessed based on actual performance through the Effective Time, be assumed by Parent and converted into a restricted stock unit award denominated in Parent Shares based on a specified conversion ratio.

If the Merger is consummated, the Company’s securities will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable after the Effective Time.

Closing Conditions

The consummation of the Merger (the “Closing”) is subject to certain customary mutual conditions, including (i) the approval of the Company’s stockholders holding a majority of the voting power of the outstanding Common Shares entitled to vote on the adoption of the Merger Agreement (the “Company Stockholder Approval”), (ii) the absence of any law or order that is in effect and enjoins or otherwise prohibits or makes illegal the consummation of the Merger, (iii) (A) any waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any agreement with a governmental authority not to consummate the Merger shall have expired or been terminated, and (B) all required consents, approvals, non-disapprovals and other authorizations of any governmental authority under the antitrust laws of certain other jurisdictions shall have been obtained, (iv) the effectiveness of the registration statement on Form S-4 to be filed by Parent pursuant to which the Parent Shares to be issued as Stock Consideration are to be registered with the Securities and Exchange Commission (the “SEC”) and (v) the approval for listing of the Parent Shares to be issued as Stock Consideration on the NYSE. The obligation of each party to consummate the Merger is also conditioned upon (i) performance and compliance by the other party in all material respects with its pre-Closing agreements and covenants under the Merger Agreement, (ii) the accuracy of the representations and warranties of the other party as of the signing date and Closing (subject to customary materiality qualifiers), and (iii) the absence of a material adverse effect on the other party. The Merger is not subject to a financing condition.

Representations and Warranties and Covenants

Each of the Company, Merger Sub and Parent has made customary representations and warranties in the Merger Agreement and the Company and Parent have agreed to customary covenants, including, in the case of the Company, regarding the operation of its business prior to the Effective Time.

No Solicitation

The Merger Agreement also includes covenants requiring the Company not to (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquires, proposals or offers that would be reasonably expected to lead to an acquisition proposal or the implementation or submission of any acquisition proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any non-public information in connection with any inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an acquisition proposal, (iii) otherwise knowingly facilitate or knowingly encourage any effort or attempt to make an acquisition proposal, or any inquiries, proposals or offers that would reasonably be expected to lead to an acquisition proposal or (iv) execute or enter into any acquisition agreement, subject to, prior to receipt of the Company Stockholder Approval, a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to furnish information to, or engage in negotiations or discussions with, third parties with respect to an acquisition proposal if the Company complies with certain notice and other requirements and the Company’s board of directors (the “Board”) (x) determines in good faith (after consultation with its advisors) that such acquisition proposal is, or is reasonably likely to result in, a superior proposal and (y) determines in good faith (after consultation with its advisors) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law. The Company has also agreed to convene a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval. Prior to obtaining the Company Stockholder Approval, the Board also has the right, in connection with (i) the receipt of a superior proposal (as determined in good faith by the Board after consultation with its outside legal counsel and outside financial advisors) or (ii) an Intervening Event, to change its recommendation in favor of the Merger or, in the case of a superior proposal, to terminate the Merger Agreement (subject to the payment of a termination fee) in order to enter into an acquisition agreement with respect to a superior proposal, in each case, subject to complying with notice requirements and other specified conditions (including giving Parent the opportunity to propose changes to the Merger Agreement in response to such superior proposal or intervening event, as applicable), if the Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Termination and Fees

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under specified circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $525,000,000, including if the Merger Agreement is terminated (i) by the Company in order to enter into a definitive agreement providing for a superior proposal or (ii) by Parent following a change by the Board of its recommendation that the Company’s stockholders vote to adopt the Merger Agreement. This termination fee will also be payable if the (y) Merger Agreement is terminated under certain circumstances, and at or prior to such termination, an acquisition proposal has been publicly announced, disclosed or otherwise made public, and (z) within 12 months of such termination, the Company or any subsidiary of the Company enters into, or submits to the stockholders of the Company for adoption, a definitive agreement with respect to an acquisition proposal or consummates a transaction that is the subject of an acquisition proposal (in each case involving more than 50% of the Company’s assets or Common Shares).

The Merger Agreement also provides that Parent will be required to pay the Company a termination fee in an amount equal to $900,000,000 upon termination of the Merger Agreement under certain circumstances if, at the time of such termination, (i) the required antitrust approvals or clearances have not been obtained, (ii) there is a law or order that permanently enjoins or otherwise prohibits or makes illegal the consummation of the Merger (but only if such law or order relates to an antitrust law), (iii) the Company Stockholder Approval has been obtained, and (iv) all of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger (other than those to be satisfied at the closing of the Merger) have been satisfied.

The Merger Agreement also provides that either party may specifically enforce the other party’s obligations under the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K (this “Report”) is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The representations and warranties made by the Company, Merger Sub and Parent in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk among the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by disclosures that were made by one party to the other parties in connection with the negotiation of the Merger Agreement, and (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws.

Item 2.02.	Results of Operations and Financial Condition.

On January 15, 2026, the Company issued a press release announcing certain preliminary financial results for the fiscal quarter and year ended December 31, 2025, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

The Company’s audited financial statements for the year ended December 31, 2025 are not yet available. Accordingly, these preliminary financial results are an estimate and subject to the completion of the Company’s financial closing and other procedures and finalization of the Company’s consolidated financial statements for the year ended December 31, 2025, including the completion of the audit of the Company’s financial statements. Actual financial results that will be reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including its audited financial statements, when they are completed and publicly disclosed may differ from these preliminary results.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On January 15, 2026, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

The information furnished with this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information and Where to Find It

In connection with the proposed Merger, Parent will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus (the “Proxy Statement/Prospectus”) for the stockholders of the Company, and Company will mail the Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents the Company and/or Parent may file with the SEC in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY THE COMPANY OR PARENT WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by the Company and/or Parent through the website maintained by the SEC at www.sec.gov. Security holders will be able to obtain free copies of the documents filed by the Company with the SEC on Company’s website at https://www.penumbrainc.com/investors/sec-filings/ or by contacting Company Investor Relations at investors@penumbrainc.com. Security holders will also be able to obtain free copies of the documents filed by Parent with the SEC on Parent’s website at https://investors.bostonscientific.com/financials-and-filings/sec-filings or by contacting Parent’s Investor Relations at BSXInvestorRelations@bsci.com.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

The Company, Parent and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information regarding the Company’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus and other relevant materials when they are filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.penumbrainc.com/investors/sec-filings/. Information regarding the Company’s directors and executive officers is contained in the sections entitled “Proposal No. 1: Election of Directors”, “Information Regarding the Board of Directors and Corporate Governance”, and “Other Information Related to Penumbra, Its Directors and Executive Officers” included in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 16, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000074/pen-20250416.htm), in the section entitled “Directors, Executive Officers and Corporate Governance” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000012/pen-20241231.htm) and in the Company’s Form 8-K filed on August 27, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000101/pen-20250822.htm). To the extent holdings of the Company’s securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding Parent’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Securities Ownership of Director and Executive Officers” included in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000017/bsx-20250319.htm), in the section entitled “Directors, Executive Officers and Corporate Governance” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000011/bsx-20241231.htm), in the Company’s Form 8-K filed on April 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000024/bsx-20250418.htm), in the Company’s Form 8-K filed on September 4, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000043/bsx-20250829.htm), in the Company’s Form 8-K filed on October 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000048/bsx-20251022.htm), and in the Company’s Form 8-K filed on November 19, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000052/bsx-20251118.htm). To the extent holdings of Parent’s securities by the directors and executive officers of Parent have changed from the amounts of securities of Parent held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, the respective businesses and industries of the companies, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of the Company’s business and other conditions to the completion of the proposed transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of the Company and Parent; (iii) the Company’s ability to implement its business strategies; (iv) pricing trends; (v) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors; (vi) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (vii) the ability of the Company to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Parent’s common stock; (x) legislative, regulatory and economic developments affecting the Company’s business; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors; and (xvi) failure to receive the approval of the stockholders of the Company. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity. The Company assumes no obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of January 14, 2026, by and among Penumbra, Inc., Boston Scientific Corporation and Pinehurst Merger Sub. Inc.
99.1	Press Release with respect to the Company’s preliminary financial results, dated as of January 15, 2026.
99.2	Press Release with respect to the Merger, issued jointly by Penumbra, Inc. and Boston Scientific Corporation, dated as of January 15, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2026	Penumbra, Inc.

	By:	/s/ Johanna Roberts
Johanna Roberts
Executive Vice President, General Counsel and Secretary